PROMISSORY NOTE


$1,600,000                                                       January 1, 1997

                  FOR VALUE RECEIVED, MTL ACQUISITION, INC., an Arizona corporation, its successors and assigns ("Maker"), hereby promises to pay to the order of MOTORSPORT TRADITIONS LIMITED PARTNERSHIP, a North Carolina limited partnership or its successors or assigns ("Payee"), at the office of Payee, located at 2835 Armentrout Drive, Concord, North Carolina 28205, the principal amount of $1,600,000, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the following terms and conditions:

                  1. Stated Interest Rate. Except as provided in Section 2 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 4% per annum (the "Stated Interest Rate").

                  2. Default Interest Rate. The Default Interest Rate shall be 12% per annum. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the earlier of
(a) the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, is paid in full; or
(b) the date on which such Event of Default is timely cured.

                  3. Payments.  This Note shall be payable as follows:

                           (a) Twenty-three  (23) equal monthly  installments of
principal of Sixty-six Thousand Dollars ($66,000.00) each, due and payable on the first day of each month, commencing on February 1, 1997, together with interest on the unpaid balance at the Stated Interest Rate.

                           (b) All  unpaid  principal  and  accrued  but  unpaid
interest thereon and all other amounts payable hereunder shall be due and payable on December 31, 1998.

                  4. Prepayment. Maker may prepay all or any portion of the interest and the unpaid principal balance of this Note at any time, or from time to time, without penalty or premium.

                  5. Application and Place of Payments. Payments received by Payee with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Payee in its sole and absolute discretion may elect. Unless Payee otherwise elects, payments received by Payee shall be applied first to accrued and unpaid interest, next to the principal balance then outstanding hereunder, and the remainder to Additional Sums (as hereinafter defined) or other costs or added charges provided for in this Note. Payments hereunder shall be made at the address for Payee first set forth above or at such other address as Payee may specify to Maker in writing.

                  6. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, and upon such Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Payee, shall become immediately due and payable, without any notice to Maker, provided that in the case of any of the Events of Default in paragraphs (b), (c) or (d) below, the remainder of the debt evidenced hereby shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker:

                           (a)  Nonpayment  of  principal,  interest,  or  other
amounts when the same shall become due and payable hereunder, and Maker does not cure such failure to pay within three days after the date such payment is due; or
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                           (b) The failure of Maker to comply with any provision
of this Note; or

                           (c)  The  dissolution,   winding-up,  liquidation  or
termination   of  the  existence  of  Maker  or  the  sale  or   disposition  of
substantially all of the assets of Maker's business; or

                           (d) The  making  by  Maker of an  assignment  for the
benefit of its creditors; or

                           (e) The  appointment  of a receiver  for Maker or the
involuntary filing against Maker, which is not stayed or dismissed within 30 days of filing, or the voluntary filing by Maker of a petition or application for relief under federal bankruptcy law or any similar state or federal law.

                           (f) An Event of  Default by Maker  under the  License
Agreement of even date between Maker and JG Motorsports, Inc., the License Agreement of even date among Maker, JG Motorsports, Inc., and Hasbro, Inc. (to the extent such default arises from circumstances involving Maker rather than Hasbro, Inc.), or the License Agreement dated as of September 1, 1996 between JG Motorsports, Inc. and Creative Marketing and Promotions, Inc. (to the extent such default arises from circumstances occurring after January 1, 1997).

                  7. Contracted For Interest.

                           (a) Maker agrees to pay an effective  contracted  for
rate of interest equal to the rate of interest resulting from all interest payable as provided in this Note, plus the additional rate of interest resulting from the Additional Sums. The Additional Sums shall consist of all fees, charges, goods, things in action, or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Maker, pursuant to this Note, that may be deemed to be interest for the purpose of any law of the state of Arizona that may limit the maximum amount of interest to be charged with respect to this lending transaction. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

                           (b)  Maker   understands   and  believes   that  this
transaction complies with the usury laws of the state of Arizona; however, if any interest or other charges in connection with this transaction are ever determined to exceed the maximum amount permitted by law, then Maker agrees that
(i) the amount of interest or charges payable pursuant to this transaction shall be reduced to the maximum amount permitted by law; and (ii) any excess amount previously collected from Maker in connection with this transaction, which exceeded the maximum amount permitted by law, will be credited against the principal balance then outstanding hereunder. If the outstanding principal balance hereunder has been paid in full, the excess amount paid will be refunded to Maker.

                  8. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest, or other amount is not paid when due, or if at any time Payee should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Payee.

                  9. No Waiver by Payee. Maker hereby waives presentment, protest, notice of dishonor, and notice of acceleration of maturity. No failure to accelerate the debt evidenced hereby by reason of default hereunder, acceptance of a past-due installment, or other indulgence granted from time to time shall be construed as a novation of this Note or as a waiver of such right of acceleration or of the right of Payee thereafter to insist upon strict compliance with the terms of this Note or to prevent the exercise of such right of acceleration or any other right granted hereunder or by applicable law. No extension of the time for payment of this Note shall operate to release, discharge, modify, change or affect the original liability of Maker under this Note, either in whole or in part, unless Payee agrees otherwise in writing. Maker agrees to continue to remain bound for the payment of principal, interest, and all other sums due under this Note notwithstanding any changes by way of release, surrender, exchange, modification, substitution of, failure to perfect or maintain perfection of any security for this Note. No
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delay or failure of Payee in exercising  any right  hereunder  shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

                  10. Governing Law. This Note shall be construed in accordance with and governed by the laws of the state of Arizona without regard to the choice of law rules of the state of Arizona.

                  11. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

                  12. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

                  13. Amendments. No amendment, modification, change, waiver, release, or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

                  14. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

                  15. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Payee and their respective heirs, personal representatives, successors, and assigns, as applicable.

                  16. Notices. All notices, requests, demands, and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, upon receipt of a facsimile transmission, or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                           If to Maker:

                           2401 West First Street
                           Tempe, Arizona  85281
                           Attention:  Fred W. Wagenhals
                           Phone: (602) 517-3710
                           Fax: (602) 967-1403

                           with a copy:

                           O'Connor, Cavanagh, Anderson,
                             Killingsworth & Beshears, P.A.
                           Suite 1100
                           One East Camelback
                           Phoenix, Arizona 85012
                           Attention:  Robert S. Kant, Esq.
                           Phone: (602) 263-2606
                           Fax: (602) 263-2900
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
                           If to Payee:

                           2835 Armentrout Drive
                           Concord, North Carolina 28205
                           Attention:  Kenneth R. Barbee
                           Phone: (704) 784-2700
                           Fax: (704) 784-2707

                           with a copy to:

                           Robinson, Bradshaw & Hinson, P.A.
                           101 North Tryon Street, Suite 1900
                           Charlotte, North Carolina  28246-1900
                           Attention:  Stokley G. Caldwell, Jr., Esq.
                           Phone: (704) 377-8332
                           Fax: (704) 378-4000


Either party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this section for the giving of notice.

                  17. Construction. Maker and Payee participated in the drafting of this Note, and this document was reviewed by the respective legal counsel for Maker and Payee. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Payee shall be drawn from the fact that one party has drafted any portion hereof.

                  IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.

                                       MTL ACQUISITION, INC.


                                       By:______________________________________

                                       Its:_____________________________________
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
                                    GUARANTEE
                                    ---------

                  The undersigned, Action Performance Companies, Inc. ("Guarantor"), hereby unconditionally guarantees the performance, including without limitation, the payment obligations (the "Obligations"), of MTL
Acquisition,  Inc.  ("Maker")  under  the  $1,600,000  promissory  note  of  MTL
Acquisition, Inc. dated January 1, 1997 (the "Note") payable to Motorsport Traditions Limited Partnership ("Payee"). The undersigned agrees that the term "maker" in the Note shall include the undersigned with respect to any obligations, events of default, or similar matters set forth in the Note.

                  The Guarantor hereby expressly waives: (a) notice of acceptance of this Guaranty by Payee and of all extensions of credit to Maker by Payee; (b) presentment and demand for payment of any of the Obligations; (c) protest and notice of dishonor or of default to the Guarantor or to any other party with respect to the Obligations or with respect to any security therefor;
(d) notice of Payee's obtaining, amending, substituting for, releasing, waiving or modifying any security interest, liens, or encumbrances now or hereafter securing the Obligations, or Payee's subordinating, compromising, discharging or releasing such security interests, liens or encumbrances; (e) to the extent permitted by applicable law, all other notices to which the Guarantor might otherwise be entitled; (f) any requirement that Payee protect, secure, perfect or insure any security interest, lien or other charge or encumbrance on any property; (g) demand for payment under this Guaranty; and (h) any right to assert against Payee, as a defense, counterclaim, set-off, or cross-claim any defense (legal or equitable), set-off, counterclaim or claim that the Guarantor may now or hereafter have against Maker.

                  The  Guarantor  agrees that this  Guaranty  may be enforced by
Payee without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to the Note or any collateral now or hereafter securing the Obligations or otherwise, and Guarantor hereby waives the right to require Payee to proceed against Maker, or any co-guarantor or to require Payee to pursue any other remedy or enforce any other right. The Guarantor further agrees that nothing contained herein shall prevent Payee from suing on the Note or foreclosing its security interest in or lien on any collateral now or hereafter securing the Obligations or from exercising any other rights available to them under the Note, the Asset Purchase Agreement between Maker, Guarantor and Payee of even date herewith, or any other document or instrument executed in connection with the Obligations if neither Maker nor the Guarantor timely perform the obligations of Maker thereunder, and the exercise of any of the aforesaid rights and the completion of any foreclosure proceedings shall not constitute a discharge of any of the Guarantor's obligations hereunder; it being the purpose and intent of the Guarantor that the Guarantor's obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Neither the Guarantor's obligations under this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release or limitation of the liability of Maker or any co-guarantor or by reason of Maker's or any co-guarantor's bankruptcy or insolvency. The Guarantor acknowledges that the term "Obligations" as used herein includes any payments made by Maker to Payee and subsequently recovered by Maker or a trustee for Maker pursuant to Maker's bankruptcy or insolvency.


                                       ACTION PERFORMANCE COMPANIES, INC.



                                       By:______________________________________

                                       Its:_____________________________________

Dated: January 1, 1997
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